Note Payable	6 Months Ended	12 Months Ended
	May 31, 2024	Nov. 30, 2023
Debt Disclosure [Abstract]
Note Payable

Note 7 – Note Payable

During the six months ended May 31, 2024, the Company entered into a financing agreement for payment of D&O insurance. The total note was $104,160 for 10 months. During the six months ended May 31, 2024, the Company paid the downpayment of $26,227 and six monthly payments of $8,265 each. The note has an interest rate of 12.99%.

At May 31, 2024, the remaining balance on the loan is $36,609.

Note 8 — Debt

Convertible Note Payable

On November 24, 2023, the Company entered into a 10 % convertible note payable agreement with proceeds totaling $250,000, net of an original issuance discount of $20,000. The note, which matures on November 24, 2024, is convertible by the holder at $0.50 per share of common stock for the first six months, then is convertible by the holder at 66% of the lowest traded price of the Company’s common stock for the ten days prior to conversion. The note contains certain default provisions which may increase the balance of the note by up to 150%.

Notes Payable

During the year ended November 30, 2023 and 2022, the Company’s former CEO loaned the Company $8,319 and $34,380, respectively. At November 30, 2022, the loan payable to the Company’s former CEO totaled $72,774. The balance was unsecured, non-interest bearing, and did not have a maturity date. During May 2023, the loans, totaling $81,093, were forgiven as detailed in Note 7.

During the fiscal year ended November 30, 2023, the Company’s CFO loaned the Company $600,000. The loan, which bears interest at 7%, is due on demand.